UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

SEMRUSH HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Semrush Holdings, Inc.
800 Boylston Street, Suite 2475
Boston, MA 02199
April 18, 2024

Dear Semrush Stockholder:
I am pleased to invite you to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Semrush Holdings, Inc. (“Semrush”) to be held on June 6, 2024, at 10:00 a.m. Eastern Time. The Annual Meeting will be held virtually via a live interactive audio webcast on the Internet. You will be able to listen, vote and submit your questions at www.virtualshareholdermeeting.com/SEMR2024 during the meeting. You will not be able to attend the Annual Meeting in person. You will need the 16-digit control number on your proxy card to attend the Annual Meeting.
Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of 2024 Annual Meeting of Stockholders and Proxy Statement. We encourage you to vote at our Annual Meeting and any adjournments, continuations or postponements of our Annual Meeting if you were a stockholder as of the close of business on April 10, 2024.
Thank you for your ongoing support of Semrush.
Sincerely,

Oleg Shchegolev
Chief Executive Officer
YOUR VOTE IS IMPORTANT
On or about April 18, 2024, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2024 Annual Meeting of Stockholders (the “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”). The Notice provides instructions on how to vote online or by telephone and explains how to receive a paper copy of proxy materials by mail. This Proxy Statement and our 2023 Annual Report can be accessed online at www.proxyvote.com using the control number located on the Notice, on your proxy card, or in the instructions that accompanied your proxy materials. Our 2023 Annual Report and Proxy Statement are also available on our investor relations website at investors.semrush.com.
Even if you plan to attend the Annual Meeting, please ensure that your shares are voted by signing and returning a proxy card or by using our Internet or telephonic voting system.

Semrush Holdings, Inc.
800 Boylston Street, Suite 2475
Boston, MA 02199
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 6, 2024
Notice is hereby given that Semrush Holdings, Inc. will hold its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on June 6, 2024, at 10:00 a.m. Eastern Time via a live interactive audio webcast on the internet. You will be able to listen, vote and submit your questions at www.virtualshareholdermeeting.com/SEMR2024 during the meeting. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:
1.Proposal One: To elect Oleg Shchegolev and Mark Vranesh as Class III directors to hold office until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal;
2.Proposal Two: To approve an amendment to our Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to the Delaware General Corporation Law (the “Charter Amendment”);
3.Proposal Three: To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
4.To transact any other business that properly comes before the Annual Meeting (including adjournments, continuations and postponements thereof).
Our board of directors recommends that you vote “FOR” the director nominees named in Proposal One, “FOR” the Charter Amendment described in Proposal Two, and “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm as described in Proposal Three.
We have elected to provide access to our Annual Meeting materials, which include the proxy statement for our 2024 Annual Meeting of Stockholders (the “Proxy Statement”) accompanying this notice, in lieu of mailing printed copies. On or about April 18, 2024, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”). The Notice provides instructions on how to vote online or by telephone and explains how you can request a paper copy of the proxy materials. Our Proxy Statement and our 2023 Annual Report can be accessed online at www.proxyvote.com using the control number located on your Notice, on your proxy card, or in the instructions that accompanied your proxy materials.
Only stockholders of record at the close of business on April 10, 2024 are entitled to notice of and to vote at the Annual Meeting.
By Order of the Board of Directors,

Oleg Shchegolev
Chief Executive Officer
Boston, Massachusetts
April 18, 2024

Semrush Holdings, Inc.
800 Boylston Street, Suite 2475
Boston, MA 02199
PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 6, 2024

GENERAL INFORMATION
Our board of directors (the “Board”) solicits your proxy on our behalf for the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment, continuation or postponement of the Annual Meeting for the purposes set forth in this Proxy Statement for our 2024 Annual Meeting of Stockholders (this “Proxy Statement”) and the accompanying Notice of 2024 Annual Meeting of Stockholders. The Annual Meeting will be held virtually via a live interactive audio webcast on the internet on June 6, 2024, at 10:00 a.m. Eastern Time. On or about April 18, 2024, we expect to mail our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”). If you held shares of our Class A or Class B common stock on April 10, 2024, you are invited to attend the meeting at www.virtualshareholdermeeting.com/SEMR2024 and to vote on the proposals described in this Proxy Statement. You will not be able to attend the Annual Meeting in person. You will need the 16-digit control number on your proxy card to attend the Annual Meeting.
In this Proxy Statement, the terms “Semrush,” “the company,” “we,” “us” and “our” refer to Semrush Holdings, Inc. and its subsidiaries. The mailing address of our principal executive offices is Semrush Holdings, Inc., 800 Boylston Street, Suite 2475, Boston, MA 02199.

How can I attend the Annual Meeting online?
We will host our Annual Meeting via live webcast only. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/SEMR2024. The webcast will start at 10:00 a.m. Eastern Time on June 6, 2024. Stockholders may listen, vote and ask questions while attending the Annual Meeting online. To attend the Annual Meeting, you will need the 16-digit control number that is located on your Notice, on your proxy card, or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com.

What matters are being voted on at the Annual Meeting?
You will be voting on:
•The election of two Class III directors to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified;
•An amendment to our Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to the Delaware General Corporation Law;
•A proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024; and
•Any other business as may properly come before the Annual Meeting.

How does the Board recommend I vote on these proposals?
Our Board recommends a vote:
•“FOR” the election of Oleg Shchegolev and Mark Vranesh as Class III directors;
•“FOR” the amendment of our Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to the Delaware General Corporation Law; and
•“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

Who is entitled to vote?
Holders of either class of our common stock as of April 10, 2024, the record date for our Annual Meeting (the “Record Date”), may vote at the Annual Meeting.
As of the Record Date, there were 121,559,064 shares of our Class A common stock and 23,482,057 shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock are collectively referred to in this Proxy Statement as our “common stock.” Our Class A common stock and Class B common stock will vote as a single class on all matters described in this Proxy Statement. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A common stock is entitled to one vote on each proposal and each share of Class B common stock is entitled to 10 votes on each proposal.
Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, Computershare, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you have the right to vote online, by telephone, or-if you receive paper proxy materials by mail-by filling out and returning the proxy card.
Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name” (i.e., a “street name stockholder”) and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. Accordingly, as the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. If you are a beneficial owner, you may attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote at the meeting. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use.

What is the quorum requirement?
A quorum is the minimum number of shares required to be present to properly hold an Annual Meeting of Stockholders and conduct business under our bylaws and Delaware law. The presence, in person or by proxy, of a majority of the voting power of all issued and outstanding shares of our common stock entitled to vote on the Record Date will constitute a quorum at the Annual Meeting. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for the purposes of determining a quorum. “Broker non-votes” occur where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter or did not vote the shares on a “routine” matter.

What do I need to be able to attend the Annual Meeting online?
We will be hosting our Annual Meeting via live webcast only. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/SEMR2024. The webcast will start at 10:00 a.m. Eastern Time on June 6, 2024. Stockholders may vote and ask questions while attending the Annual Meeting online. In order to be able to attend the Annual Meeting, you will need the 16-digit control number, which is located on your Notice or proxy card (if you received a printed copy of the proxy materials). Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com.

How many votes are needed for approval of each proposal?
Proposal One: The election of directors requires a plurality of the votes properly cast on this proposal for the applicable nominee to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” such nominees are elected as directors. Proposal One is considered to be a “non-routine” matter, and a brokerage firm will not be able to vote on this proposal in the absence of instructions. In the event the Company receives proxies for disqualified or withdrawn nominees, such votes for such disqualified or withdrawn nominees in the proxies will be treated as abstentions. Shares voting “withheld” and broker non-votes will have no effect on this proposal.
Proposal Two: The amendment of our Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to the Delaware General Corporation Law requires the affirmative vote of a majority of the voting power of the outstanding shares of our Class A common stock and Class B common stock entitled to vote thereon, voting together as a single class. Proposal Two is considered to be a “non-routine” matter, and a brokerage firm will not be able to vote on this proposal in the absence of instructions. Abstentions and broker non-votes will have the same effect as a vote “Against” this proposal.
Proposal Three: The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the votes properly cast on this proposal. Proposal Three is considered to be a “routine” matter, and a brokerage firm will be able to vote on this proposal even if it does not receive instructions. If there are any broker non-votes or abstentions, they will have no effect on this proposal.

How do I vote?
If you are a stockholder of record, there are four ways to vote:
(1) By Internet (Before the Annual Meeting): You may vote over the Internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 5, 2024. You will need the 16-digit control number included on your Notice or proxy card (if you received a printed copy of the proxy materials);
(2) By Telephone: You may vote by toll-free telephone at 1-800-690-6903, until 11:59 p.m. Eastern Time on June 5, 2024. You will need the 16-digit control number included on your Notice or proxy card (if you received a printed copy of the proxy materials);
(3) By Mail: If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it promptly in the postage-paid envelope we have provided or returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting; or
(4) By Internet (During the Annual Meeting): You may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/SEMR2024. You will need the 16-digit control number included on your Notice or proxy card (if you received a printed copy of the proxy materials). If you previously voted via the Internet (or by telephone or mail), you will not limit your right to vote online at the Annual Meeting.

Can I change my vote?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:
•notifying our Corporate Secretary, in writing, at Semrush Holdings, Inc., 800 Boylston Street, Suite 2475, Boston, MA 02199 before the vote is counted;
•voting again using the telephone or Internet before 11:59 p.m. Eastern Time on June 5, 2024 (your latest telephone or Internet proxy is the one that will be counted); or
•attending the Annual Meeting online and voting virtually during the meeting.
Simply logging into the Annual Meeting will not, by itself, revoke your proxy.

What is the effect of giving a proxy?	Proxies are solicited by and on behalf of our Board. Oleg Shchegolev, Brian Mulroy, and David Mason have been designated as proxy holders by our Board. If your proxy is properly granted, your shares represented by such proxy will be voted at the Annual Meeting in accordance with your instructions. If your proxy is properly granted but you do not give specific instructions, your shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares represented by a properly granted proxy. In the event the Company receives proxies for disqualified or withdrawn nominees for the Board of Directors, such votes for such disqualified or withdrawn nominees in the proxies will be treated as abstentions. If the Annual Meeting is adjourned, continued or postponed, the proxy holders can vote your shares on the new Annual Meeting date as well, unless you revoke your proxy instructions as described above.

Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will provide preliminary voting results in the Current Report on Form 8-K and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

How are proxies solicited for the Annual Meeting?
Our Board is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to their customers who are beneficial owners of our common stock. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our 2023 Annual Report, primarily online. On or about April 18, 2024, we expect to mail to our stockholders a Notice that contains instructions on how to access our proxy materials electronically, how to vote at the Annual Meeting, and how to request printed copies of the proxy materials and 2023 Annual Report. The Notice explains how you can request to receive all future proxy materials in printed form by mail or electronically by email. We encourage stockholders to access our proxy materials online to help reduce the environmental impact of our annual meetings.

I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
As permitted by the SEC, we have adopted a procedure called “householding.” Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. Householding reduces our printing costs, mailing costs and fees, as well as our environmental impact. Stockholders who participate in householding will continue to be able to access and receive individual proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or if you are receiving multiple copies and wish to participate in householding, please contact us at our principal office address:

Semrush Holdings, Inc.
Attention: Investor Relations
800 Boylston Street, Suite 2475
Boston, MA 02199
(800) 851-9959

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner and in compliance with the requirements of our bylaws. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2025 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than December 20, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), no later than April 9, 2025.
Stockholder proposals should be delivered by mail to:
Semrush Holdings, Inc.
Attention: Corporate Secretary
800 Boylston Street, Suite 2475
Boston, MA 02199
We also encourage you to submit any such proposals via email (which shall not constitute notice) to: proxyproposals@semrush.com
Our bylaws establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such annual meeting of stockholders, (ii) otherwise properly brought before such annual meeting of stockholders by or at the direction of our Board, or (iii) properly brought before such meeting by a stockholder of record entitled to vote at such annual meeting of stockholders who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for the 2025 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:
•not earlier than the close of business on February 10, 2025; and
•not later than the close of business on March 10, 2025.
In the event that we hold the 2025 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, then, for notice by the stockholder to be timely, it must be received by our Corporate Secretary not later than the close of business on the later of the 90th day prior to the scheduled date of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting of stockholders, we are not required to present the proposal for a vote at such annual meeting of stockholders.

Nomination of Director Candidates
Holders of our common stock may propose director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board and should be directed to our Corporate Secretary at 800 Boylston Street, Suite 2475, Boston, MA 02199. The nominating and corporate governance committee must receive any such recommendation for nomination not earlier than the close of business on the 120th day prior to the date on which our proxy statement was released to stockholders in connection with the previous year’s annual meeting. For additional information regarding stockholder recommendations for director candidates, see the section titled “Corporate Governance—Identifying and Evaluating Director Nominees—Stockholder Recommendations.”
In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, you must provide the information required by our bylaws. In addition, you must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time periods described above under the section titled “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.
Availability of Bylaws
A copy of our bylaws is included as Exhibit 3.2 to our 2023 Annual Report and available via the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

How can I submit a question at the Annual Meeting?
If you want to submit a question during the Annual Meeting, log into www.virtualshareholdermeeting.com/SEMR2024, type your question in the “Ask a Question” field, and click “Submit.” Questions pertinent to meeting matters will be read and answered during the meeting, subject to time constraints. The questions and answers will be available as soon as practical after the Annual Meeting at investors.semrush.com and will remain available for one week after posting.

What if I have technical difficulties or trouble accessing the Annual Meeting?
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page. Technical support will be available starting at 8:30 a.m. Eastern Time on June 6, 2024 and will remain available until the Annual Meeting ends.

Who pays for the cost of this proxy solicitation?
We pay the entire cost of preparing and distributing these proxy materials. In addition, we may reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of our directors, officers and employees, personally or by mail, telephone, facsimile, email or other means of communication (electronic or otherwise). No additional compensation will be paid for such services.

PROPOSAL ONE:
ELECTION OF DIRECTORS
Number of Directors; Board Structure
Our Board is divided into three staggered classes of directors. One class is elected each year at the annual meeting of stockholders for a term of three years. The term of the Class III directors expires at the Annual Meeting. The term of the Class I directors expires at the 2025 annual meeting of stockholders and the term of the Class II directors expires at the 2026 annual meeting of stockholders. Directors who are re-elected are expected to hold office for a three-year term or until the election and qualification of their successors in office.
Nominees
Our Board has nominated Oleg Shchegolev and Mark Vranesh for election as Class III directors to hold office until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal. Each of the nominees is a current Class III director and member of our Board and has consented to serve if elected.
Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received “FOR” the election of each nominee. If any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by our present Board. In the alternative, the proxies may vote only for the remaining nominee(s), leaving a vacancy on our Board. Our Board may fill such vacancy at a later date or reduce the size of our Board. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.
Vote Required
The election of directors requires a plurality of the votes properly cast on this proposal at the Annual Meeting to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” such nominees are elected as directors. Proposal One is considered to be a “non-routine” matter, and a brokerage firm will not be able to vote on this proposal in the absence of instructions. Shares voting "withheld" and broker non-votes will have no effect on this proposal.
Recommendation of our Board

The board of directors recommends voting “FOR” the election of each of the nominees.
The biographies of each of the nominees and continuing directors below contain information regarding each such person’s service as a director, business experience, director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused our Board to determine that the person should serve as a director of the company. In addition to the information presented below regarding each nominee’s and continuing director’s specific experience, qualifications, attributes and skills that led our Board to conclude that he or she should serve as a director, we believe that each of our directors has a reputation for integrity, honesty and high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our company and our Board. Finally, we value our directors’ experience in relevant areas of business management and on other boards of directors and board committees.

Directors
The following table sets forth information regarding our directors, including their ages, as of March 15, 2024:

	Class	Age	Position(s)	Current Term Expires	Expiration of Term For Which Nominated
Employee Director:
Oleg Shchegolev	III	43	Co-Founder, Chief Executive Officer, and Director	2024	2027
Non-Employee Directors:
Steven Aldrich(2)	II	54	Director	2026	N/A
Anna Baird(1)	I	55	Director	2025	N/A
Dylan Pearce(2)	II	42	Director	2026	N/A
Dmitry Melnikov	I	44	Director	2025	N/A
Trynka Shineman Blake(1)(3)	II	50	Director	2026	N/A
Mark Vranesh(1)(3)(4)	III	56	Director	2024	2027
William Wagner(2)(3)	II	57	Director	2026	N/A
_______________________
(1) Member of the audit committee.
(2) Member of the talent and compensation committee.
(3) Member of the nominating and corporate governance committee.
(4) Chairman of the Board.
Information Concerning Director Nominees
Oleg Shchegolev. Mr. Shchegolev has served as our Chief Executive Officer and a member of our Board since October 2012. Mr. Shchegolev received his Master of Science in Computer Science from St. Petersburg State Polytechnic University. We believe that Mr. Shchegolev is qualified to serve as a member of our Board due to his perspective as our Chief Executive Officer, as well as his experience in online visibility management, search engine optimization, and the SaaS industry.
Mark Vranesh. Mr. Vranesh has served as a member of our Board since December 2019 and as an advisor from November 2017 to December 2019. Mr. Vranesh currently serves as the Interim Chief Financial Officer at Halborn Inc. Mr. Vranesh served as the Chief Financial Officer of TuneIn, Inc. from December 2020 to January 2022 and as Interim Chief Financial Officer from January 2020 to July 2020. Mr. Vranesh was also the Chief Financial Officer of Data.ai Inc. from August 2015 to April 2017, and Chief Financial Officer of Zynga, Inc. (NASDAQ: ZNGA) from May 2008 to August 2010, Chief Accounting Officer from August 2010 to April 2014, and as Chief Financial Officer from November 2012 to April 2014. Mr. Vranesh also spent over eight years with Ernst & Young LLP in their assurance services practice and received his Bachelor of Science in Business Administration from California Polytechnic State University at San Luis Obispo. We believe that Mr. Vranesh is qualified to serve on our Board because of his prior roles as director, chief financial officer and his financial expertise.

Information Concerning Continuing Directors
Anna Baird. Ms. Baird has served as a member of our Board since February 2023. Ms. Baird currently serves as a Board member of SeatGeek, Inc. Previously, Ms. Baird was the Chief Revenue Officer of Outreach Corporation from 2020 to 2022, and Chief Operating Officer from 2018 to 2020. Prior to Outreach, Ms. Baird held executive level positions with technology companies, including Chief Financial Officer of Livongo Health, President and CFO of Radium One, and SVP of Governance, Risk & Compliance at McAfee. Ms. Baird also served as a Partner at KPMG where she focused on technology companies. We believe that Ms. Baird is qualified to serve on our Board because of her prior roles as a director, executive officer, chief financial officer, and partner dedicated primarily to technology related companies including Google and Intuit.
Dmitry Melnikov. Mr. Melnikov has served as a member of our Board since October 2012, and also served as Chief Operating Officer from October 2012 to June 2022. Mr. Melnikov received his Master of Science in Radio Engineering from St. Petersburg Electrotechnical University. We believe that Mr. Melnikov is qualified to serve as a member of our Board due to his perspective as our former Chief Operating Officer, as well as his experience in online visibility management, search engine optimization, and the SaaS industry.
Steven Aldrich. Mr. Aldrich has served as a member of our Board since February 2023. Mr. Aldrich currently serves as a member of the Board of Directors of Xero Limited (ASX: XRO), a position he has held since September 2020, and Mr. Aldrich served on the Board of Directors of Avantax, Inc. (Nasdaq: AVTA) from June 2017 to May 2023. In addition, Mr. Aldrich has served as a Board Partner at First Round Capital since June 2023. Mr. Aldrich previously served as the Chief Product Officer at GoDaddy, Inc. from January 2016 through February 2019, and he previously served as their Senior Vice President, Business Applications beginning in 2012. Before joining GoDaddy, Mr. Aldrich served in various senior management roles at Intuit, Inc. from 1996 through 2008 including Vice President of Strategy and Innovation for the small business division. Mr. Aldrich also served as CEO of Outright Inc., an online bookkeeping service, from 2011 to 2012 when it was acquired by GoDaddy, and as CEO of Posit Science Corporation, a software and services company, from 2008 to 2011. Mr. Aldrich holds a Bachelor of Arts in Physics from the University of North Carolina and an MBA from Stanford University. We believe Mr. Aldrich is qualified to serve on our Board because of his extensive product management experience and his executive management experience at technology companies focused on serving small businesses.
Trynka Shineman Blake. Ms. Blake has served as a member of our Board since 2020. Ms. Blake currently serves as a member of the board of directors of TripAdvisor, Inc. (NASDAQ: TRIP), a position she has held since 2019. In addition, Ms. Blake served on the board of directors of Ally Financial (NYSE: ALLY) from 2018 to 2022, and has served on the boards of other private and non-for-profit companies, over the course of her career. Previously, Ms. Blake was the CEO of Vistaprint, a global e-commerce company, from 2017 to 2019, and served as the President of Vistaprint from 2014 to 2017. Ms. Blake received her Bachelor of Arts in Psychology from Cornell University, and her MBA from Columbia Business School. We believe Ms. Blake is qualified to serve on our Board because of her experience as both a CEO, a marketing professional, and a public company board member.
Dylan Pearce. Mr. Pearce has served as a member of our Board since 2018. Mr. Pearce currently serves as a Partner at Greycroft Partners, which he joined in 2014. Mr. Pearce received an MBA from Wharton School, University of Pennsylvania, and a Bachelor of Science from the University of Southern California. We believe Mr. Pearce is qualified to serve on our Board because of his expertise in the area of software and internet companies.
William (Bill) R. Wagner. Mr. Wagner has served as a member of our Board since September 2022. Mr. Wagner currently serves on the Board of Akamai Technologies, Inc. (Nasdaq: AKAM), a position he has held since April 2018, Avery Dennison Corp (NYSE: AVY), a position he has held since October 2022, and Blackline (NASDAQ: BL), a position he has held since December 2023. In addition, Mr. Wagner serves on the Board of ChurnZero, a customer success software provider. Mr. Wagner is the retired president and CEO of GoTo Group, formerly known as LogMeIn, Inc., a global SaaS company and pioneer in remote work technology. Mr. Wagner joined LogMeIn as chief operating officer in 2013 from Vocus, Inc. where he was executive vice president and chief operating officer. As part of his three decades in the technology industry, he previously served in positions at Fiberlink Communications Corporation and AT&T Corporation. Mr. Wagner has an MBA from the Wharton School of the University of Pennsylvania, as well as a BA from Lafayette College. We believe Mr. Wagner is qualified to serve on our Board because of his extensive executive-level experience in internet and global technology companies.

CORPORATE GOVERNANCE
Our business and affairs are managed under the direction of our Board, which is elected by our stockholders. Our Board currently consists of eight directors, all of whom, other than Mr. Shchegolev and Mr. Melnikov, qualify as “independent” under the listing standards of the New York Stock Exchange (the “NYSE”).
Corporate Governance Guidelines
Our Board has adopted a set of corporate governance guidelines, which can be found on our investor relations website at investors.semrush.com under “Corporate Governance—Governance Documents.” Our corporate governance guidelines address such matters as:
•Director independence-independent directors must constitute at least a majority of our Board;
•Board effectiveness-our Board and each of its committees must conduct an annual self-evaluation;
•Access to independent advisors-our Board as a whole, and each of its committees separately, has authority to retain independent experts, advisors or professionals as each deems necessary or appropriate;
•Board committees-all members of the audit, talent and compensation and nominating and corporate governance committees are independent in accordance with applicable NYSE criteria; and
•Lead Independent Director-our Board may appoint a lead independent director responsible for, among other things, serving as a liaison between the Chairperson of our Board (the “Chair”) and the independent board members, collaborating with the Chair and CEO on meeting agendas, calling meetings of the Board, and providing feedback on director performance.
Our nominating and corporate governance committee is responsible for reviewing our corporate governance guidelines from time to time and reporting and making recommendations to our Board concerning corporate governance matters.
Code of Conduct
Our Board has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all of our employees, officers and directors, including our CEO, CFO and other executive and senior financial officers. The full text of our Code of Conduct is available on our investor relations website at investors.semrush.com under “Corporate Governance—Governance Documents.” We intend to disclose any amendments to our Code of Conduct, or waivers of its requirements, on our website or in filings under the Exchange Act. During the fiscal year ended December 31, 2023 (“fiscal 2023”), no waivers were granted from any provision of the Code of Conduct.
Independence of Our Board
Our Class A common stock is listed on the NYSE. Under the listing standards of the NYSE, independent directors must comprise a majority of a listed company’s board of directors. In addition, the listing standards of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit, talent and compensation and nominating and corporate governance committees be independent. Under the listing standards of the NYSE, a director will only qualify as an “independent director” if, in the opinion of that listed company’s board of directors, that director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and the NYSE listing standards. Talent and compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the NYSE listing standards.
Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our Board has determined that Mr. Aldrich, Ms. Baird, Mr. Pearce, Ms. Shineman Blake, Mr. Vranesh, and Mr. Wagner do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the

SEC and the NYSE listing standards. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and any of their affiliated funds, and any transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”
Board Leadership Structure
Our corporate governance guidelines provide that the roles of Chair of the Board and chief executive officer may be separated or combined. Our Board has considered its leadership structure and determined that, at this time, the roles of Chair of the Board of directors and chief executive officer should be separate. Separating the Chair and the chief executive officer positions allows our chief executive officer, Mr. Shchegolev, to focus on running the business, while allowing the Chair of our Board, Mr. Vranesh, to lead the Board in its fundamental role of providing advice to and oversight of management. Mr. Vranesh has been an integral part of the Board since December 2019, and previously served as an advisor from November 2017. During this time, Mr. Vranesh provided important advice and guidance facilitating our growth and performance. Our Board believes that Mr. Vranesh is best situated to focus the Board’s attention and efforts on critical matters. Mr. Shchegolev has served as our chief executive officer and as a director since October 2012, and previously served as Chair of the Board. Our corporate governance guidelines also permit appointment of a Lead Independent Director, which we would expect to appoint if our Chair of the Board was not independent. Our Board believes that the Board’s leadership structure is appropriate because it strikes an effective balance between independent oversight and management participation in the board process.
Our non-management directors meet at regularly scheduled executive sessions without management participation, and our Chair presides at such sessions. If our Chair is unable to preside at such sessions, the Board designates an alternative.
Our Board’s Role in Risk Oversight
Risk is inherent in every business and we face a number of risks, including, among others, strategic, financial, business and operational, macroeconomic, cybersecurity, legal and regulatory compliance and reputational risks. We have designed and implemented processes to manage risk in our operations, including our enterprise risk management program.
Our management team is responsible for the day-to-day management of risks the company faces, while our Board, as a whole and assisted by its committees, has responsibility for the oversight of risk management, including our enterprise risk management program. In its risk oversight role, our Board has the responsibility to satisfy itself that the enterprise risk management processes our management team has designed and implemented are appropriate and functioning as designed. To that end, our Board believes that open communication between our management team and our Board is essential for effective risk management and oversight. Our CEO and other members of the senior management team attend quarterly meetings of our Board, as well as such other meetings as the Board deems appropriate, where, among other topics, they discuss strategy and risks facing the company. In this respect, our full Board reviews strategic and operational risk in the context of reports from our management team, receives reports on all significant committee activities at each regular meeting, and evaluates the risks inherent in significant transactions and events.
While our Board is ultimately responsible for risk oversight, our Board committees help fulfill those oversight responsibilities in certain areas of risk, as described below.
Our audit committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, accounting risk and cybersecurity. Our audit committee discusses with our management team and Ernst & Young LLP guidelines and policies with respect to risk assessment and risk management and reviews our major financial risk exposures and the steps our management team has taken to monitor and control these exposures. Our audit committee also monitors certain key risks on a regular basis, such as risk associated with internal control over financial reporting and liquidity risk.

Our talent and compensation committee assesses risks created by the incentives inherent in our compensation policies. Specifically, the talent and compensation committee, along with our management team, at least annually considers potential risks when reviewing and approving various compensation plans, including executive compensation.
Our nominating and corporate governance committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risk associated with our Board’s organization, membership and structure, and corporate governance.
Anti-Hedging and Anti-Pledging Policies
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in company securities. Our Insider Trading Policy applies to all transactions in our company securities by our employees, officers and directors and prohibits the following transactions in our company securities: short sales (unless the sale is part of a permitted “cashless” exercise of stock options), the purchase or sale of derivative securities or hedging transactions, the use of our company securities as collateral subject to margin calls and the pledge of company securities as collateral for loans.
Meetings of Our Board and Annual Meeting Attendance
Our Board may establish the authorized number of directors from time to time by resolution. Our Board currently consists of eight members.
Our Board held eight meetings during fiscal 2023 (including regularly scheduled and special meetings). Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she had been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served during fiscal 2023. Under our corporate governance guidelines, directors are expected to spend the time needed and meet as frequently as our Board deems necessary or appropriate to discharge their responsibilities. Directors are also expected to make efforts to attend our annual meeting of stockholders, all meetings of our Board, and all meetings of the committees on which they serve.
Committees of Our Board
Our Board has established three standing committees: audit, talent and compensation, and nominating and corporate governance. The composition and responsibilities of each committee are described below. Members serve on these committees until they resign or until otherwise determined by our Board. Our Board assesses the composition of the committees at least annually to consider whether committee assignments should be rotated. Each committee operates pursuant to a written charter adopted by our Board that is available on our website at investors.semrush.com/governance/governance-documents.

Audit Committee
During fiscal 2023, our audit committee consisted of Anna Baird, Mark Vranesh, and Trynka Shineman Blake, with Ms. Baird serving as Chairperson. The composition of our audit committee meets the requirements for independence under the NYSE listing standards and SEC rules and regulations. Each member of our audit committee meets the requirements for independence under the listing standards of the NYSE and SEC rules and regulations. Each member of our audit committee also meets the financial literacy and sophistication requirements of the listing standards of the NYSE. In addition, our Board has determined that each of Ms. Baird and Mr. Vranesh are audit committee financial experts within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”). Our audit committee’s responsibilities include, among other things:
1.selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
2.helping to ensure the independence and performance of the independent registered public accounting firm;
3.discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and year-end results of operations;
4.developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
5.reviewing our policies on risk assessment and our enterprise risk management framework;
6.reviewing and approving related party transactions;
7.obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal control procedures, any material issues with such procedures, and any steps taken to deal with such issues; and
8.approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.
Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. A copy of the charter of our audit committee is available on our website at investors.semrush.com.
Our audit committee held five meetings during the fiscal year ended December 31, 2023.
Talent and Compensation Committee
During fiscal 2023, our talent and compensation committee consisted of William Wagner, Steven Aldrich, Roman Simonov, and Dylan Pearce, with Mr. Wagner serving as Chairperson. Mr. Simonov resigned from his position as a director and member of the talent and compensation committee in February 2024. The composition of our talent and compensation committee meets the requirements for independence under the NYSE listing standards and SEC rules and regulations. Each member of our talent and compensation committee meets the requirements for independence under the listing standards of the NYSE and SEC rules and regulations. Each member of our talent and compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our talent and compensation committee’s responsibilities include, among other things:
1.reviewing, approving and determining, or making recommendations to our Board regarding, the compensation of our executive officers and directors;
2.administering our equity incentive plans;
3.reviewing and approving, or making recommendations to our Board regarding, incentive compensation and equity plans;

4.reviewing and overseeing strategy and practices relating to compensation and benefits of our employees;
5.retaining and approving the compensation of any compensation advisors; and
6.evaluating the independence of any such compensation advisors.
Our talent and compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. Pursuant to its charter, the talent and compensation committee may establish and delegate authority to one or more subcommittees consisting of one or more of its members to carry out its responsibilities. A copy of the charter of our talent and compensation committee is available on our website at investors.semrush.com.
Our talent and compensation committee held five meetings during the fiscal year ended December 31, 2023.
Talent and Compensation Committee Interlocks and Insider Participation
During fiscal 2023, Mr. Wagner, Mr. Aldrich, Mr. Simonov, and Mr. Pearce were the only members of our talent and compensation committee. No member of our talent and compensation committee is or has been an officer or employee of our company. No Semrush executive officer currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or talent and compensation committee. See the section titled “Certain Relationships and Related Party Transactions” for information about related party transactions involving members of our talent and compensation committee or their affiliates.
Nominating and Corporate Governance Committee
During fiscal 2023, our nominating and corporate governance committee consisted of Trynka Shineman Blake, Mark Vranesh, and William Wagner, with Ms. Shineman Blake serving as Chairperson. The composition of our nominating and corporate governance committee meets the requirements for independence under the NYSE listing standards and SEC rules and regulations. Each member of our nominating and corporate governance committee meets the requirements for independence under the listing standards of the NYSE and SEC rules and regulations. Our nominating and corporate governance committee’s responsibilities include, among other things:
1.identifying, evaluating and selecting, or making recommendations to our Board regarding, nominees for election to our Board and its committees;
2.evaluating the performance of our Board, our committees, and of individual directors;
3.considering and making recommendations to our Board regarding the composition of our Board and its committees;
4.evaluating the adequacy of our corporate governance practices and reporting; and
5.developing and making recommendations to our Board regarding corporate governance guidelines and matters.
Our nominating and corporate governance committee operates under a written charter that satisfies the applicable listing standards of the NYSE. A copy of the charter of our nominating and corporate governance committee is available on our website at investors.semrush.com.
Our nominating and corporate governance committee held four meetings during the fiscal year ended December 31, 2023.
Identifying and Evaluating Director Nominees
The Board has delegated to the nominating and corporate governance committee the responsibility of identifying suitable candidates for nomination to the Board (including candidates to fill any vacancies that may occur) and assessing their qualifications in light of the policies and principles in our corporate governance guidelines and the committee’s charter. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the Board's approval as director nominees for election to the Board.
Minimum Qualifications
Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating director nominees and will consider all facts and circumstances that it deems appropriate or advisable. In its identification and evaluation of director candidates, our nominating and corporate governance committee will consider the current size and composition of our Board and the needs of our Board and the respective committees of our Board. Some of the factors that our nominating and corporate governance committee considers include, without limitation, character, integrity, judgment, independence, skills, education, expertise, business acumen, business experience, length of service, diversity of background and experience, understanding of our business and industry, potential conflicts of interest and other commitments.
Nominees must also have proven achievement and competence in their field, the ability to offer advice and guidance to our management team, the ability to make significant contributions to our success and an understanding of the fiduciary responsibilities that are required of a director. Director candidates must have sufficient time available in the judgment of our nominating and corporate governance committee to perform all Board and committee responsibilities. Members of our Board are expected to prepare for, attend and participate in all Board and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our nominating and corporate governance committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.
Although our Board does not maintain a specific policy with respect to board diversity, our Board believes that our Board should be a diverse body, and our nominating and corporate governance committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our nominating and corporate governance committee may take into account the benefits of diverse viewpoints. Our nominating and corporate governance committee also considers these and other factors as it oversees the annual Board and committee evaluations. After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full Board the director nominees for selection. During 2023, the nominating and corporate governance committee recommended, and the Board approved, two new candidates for appointment to the Board.
Stockholder Recommendations
The nominating and corporate governance committee will consider director nominee candidates who are recommended by our stockholders. Stockholders, in submitting recommendations to the nominating and corporate governance committee for director nominee candidates, must follow the following procedures:
The nominating and corporate governance committee must receive any such recommendation for nomination not earlier than the close of business on the 120th day prior to the date on which our proxy statement was released to stockholders in connection with the previous year’s annual meeting.
All recommendations for director candidates must be submitted in writing to our Corporate Secretary at 800 Boylston Street, Suite 2475, Boston, MA 02199, and must include the following:
•name and address of the stockholder making the recommendation;
•a representation that the stockholder is a record holder of our securities, or if the stockholder is not a record holder, evidence of ownership;
•name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the precedent five full years of the individual recommended for consideration as a director nominee;
•a description of the qualifications and background of the proposed director nominee that addresses the criteria for board membership approved by the Board from time to time and sets forth in the policies and procedures for director candidates adopted by our nominating and corporate governance committee;
•a description of all arrangements or understandings between the stockholder and the proposed director nominee;
•the consent of the proposed director nominee (i) to be named in the proxy statement for the annual meeting and (ii) to serve as a director if elected at such annual meeting; and
•any other information regarding the proposed director nominee that is required to be included in the proxy statement.
Stockholder Communications
All stockholders and other interested parties are welcome to communicate with our Board as a whole or with individual directors through an established process for stockholder communication. For a communication directed to our Board as a whole, please contact our General Counsel in writing at the address listed below or by email to compliance@semrush.com (specifying “ATTN General Counsel” in the subject line). For a communication directed to an individual director in his or her capacity as a member of our Board, please contact the director in writing at the address listed below or by email to compliance@semrush.com (specifying “ATTN [name of director]” in the subject line).
Semrush Holdings, Inc.
800 Boylston Street, Suite 2475
Boston, MA 02199
Attn: [General Counsel or Name of Individual Director]
Our General Counsel, in consultation with appropriate members of our Board as necessary, will review all incoming communications and, if appropriate, will forward such communications to the appropriate director(s) or to the Chairperson of our Board. The General Counsel will generally not forward communications if they are deemed inappropriate; if they are solicitations, advertisements, surveys, “junk” mail or mass mailings; or if they consist of individual grievances or other interests that are personal to the writer and could not reasonably be construed to be of concern to securityholders or other constituencies of the company.
Non-Employee Director Compensation
Non-Employee Director Compensation Policy
We have adopted a non-employee director compensation policy, which is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy, each director who is not an employee is paid cash compensation as set forth below:

Position	Annual Cash Retainer
Board of Directors:
Members	$35,000
Lead Independent Director	$15,000

Audit Committee:
Members (other than chair)	$10,000
Retainer for chair	$20,000

Talent and Compensation Committee:
Members (other than chair)	$6,250
Retainer for chair	$15,000

Nominating and Corporate Governance Committee:
Members (other than chair)	$4,000
Retainer for chair	$8,000
In addition, the non-employee director compensation policy provides that, upon initial election to our board of directors, each non-employee director will be granted an equity award of stock options or restricted stock units, or a combination thereof, with a value of $250,000 (the “Initial Grant”). The Initial Grant will vest one-third on the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders and the remaining two-thirds will vest in equal monthly installments over the following two years, subject to continued service through the applicable vesting date. Furthermore, on the date of each of our annual meeting of stockholders, each non-employee director who continues as a non-employee director following such meeting will be granted an annual equity award of stock options or restricted stock units, or a combination thereof, with a value of $182,500 (the “Annual Grant”). The Annual Grant will vest in full on the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders, subject to continued service through the applicable vesting date. Such awards are subject to full accelerated vesting upon the sale of the company and upon the death or disability of the non-employee director.
We also reimburse all reasonable out-of-pocket expenses incurred by non-employee directors for their attendance at meetings of the Board or any committee thereof.

Non-Employee Director Compensation Table
The following table presents the total compensation for each person who served as a non-employee director during fiscal 2023. As an employee, Mr. Shchegolev, receives no additional compensation for his service as director. The compensation received by Mr. Shchegolev as Chief Executive Officer of the company is presented in “Executive Compensation—Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Total ($)
Dylan Pearce(2)	—	—	—
Trynka Shineman Blake(3)	53,000	182,500	235,500
Roman Simonov(2)	22,212	215,156	237,368
Mark Vranesh(3)	65,304	182,500	247,804
William Wagner	51,813	182,500	234,313
Dmitry Melnikov(3)	35,000	182,500	217,500
Anna Baird(1)	40,874	432,500	473,374
Steven Aldrich(1)	33,958	432,500	466,458
_____________________
(1)     The amounts reported represent annual cash retainer amounts earned by each of our non-employee directors during fiscal 2023 pursuant to our Non-Employee Director Compensation Policy. Our annual cash retainers are paid quarterly and are pro-rated in the event a director is appointed during the quarter. Each of Ms. Baird and Mr. Aldrich were appointed to the Board in February 2023 and their respective Board committees in April 2023.
(2)     Mr. Pearce elected not to receive compensation during fiscal 2023 and did not hold any outstanding equity awards as of December 31, 2023.
    Mr. Simonov elected to begin receiving Board compensation in June 2023 and received the annual grant in July 2023.
(3)     As of December 31, 2023, Ms. Blake held an option to purchase 60,000 shares of our Class B common stock and 21,602 restricted stock units for our Class A common stock. Mr. Vranesh held an option to purchase 170,700 shares of our Class B common stock and 21,602 restricted stock units for our Class A common stock. Additionally, Mr. Melnikov held options to purchase 119,426 shares of our Class A common stock, 39,193 restricted stock units for our Class A common stock, and 125,418 performance stock units, in each case that were awarded in connection with his previous employment as our Chief Operating Officer. Mr. Melnikov continues to vest in these options pursuant to their vesting terms.

PROPOSAL TWO
AMENDMENT OF CERTIFICATE OF INCORPORATION
TO ALLOW OFFICER EXCULPATION
Background
The State of Delaware, which is our state of incorporation, recently enacted legislation that enables Delaware companies to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporation Law, or DGCL. As amended, DGCL Section 102(b)(7) now permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class action. It does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.
Our board of directors believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current directors from accepting or continuing membership on corporate boards and prospective or current officers from serving corporations. In the absence of such protection, qualified directors and officers might be deterred from serving as directors or officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, our board of directors took into account the narrow class and type of claims that such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of our officers that would be affected, and the benefits our board of directors believes would accrue to our company by providing exculpation in accordance with amended DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits.
Our board of directors balanced these considerations with our corporate governance guidelines and practices and determined that it is advisable and in the best interests of our company and our stockholders to adopt a new Article XII of our Amended and Restated Certificate of Incorporation, or the Certificate of Incorporation, to adopt amended DGCL Section 102(b)(7) and extend exculpation protection to our officers in addition to our directors. We refer to this proposed amendment to our Certificate of Incorporation as the “Charter Amendment” in this proxy statement.
Text of Proposed Charter Amendment
The Certificate of Incorporation currently provides for the exculpation of directors, but does not include a provision that allows for the exculpation of officers. To ensure we are able to attract and retain key officers and in an effort to reduce litigation costs associated with frivolous lawsuits, we propose to adopt a new Article XII of the Certificate of Incorporation:
The liability of our Officers (as defined below) for monetary damages for breach of fiduciary duty as an Officer shall be eliminated to the fullest extent permitted under applicable law. For purposes of this Article XII, “Officer” shall mean an individual who has been duly appointed as an officer of the Company and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Company as contemplated by 10 Del. C. § 3114(b).
Our Certificate of Incorporation currently provides for the exculpation of directors, but does not include a provision that allows for the exculpation of officers. To ensure the Company is able to attract and retain key officers and, in an effort to reduce litigation costs associated with frivolous lawsuits, we propose to add Article XII to our Certificate of Incorporation. The full text of Article XII is as follows:
“ARTICLE XII
LIMITATION OF OFFICER LIABILITY
To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this ARTICLE XII, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).
Any amendment, repeal or modification of this ARTICLE XII by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”
Reasons for the Proposed Charter Amendment
Our board of directors believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their certificates of incorporation. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, particularly in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect our peers to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation, and failing to adopt the proposed Charter Amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of our company.
For the reasons stated above, on February 29, 2024, our board of directors determined that the proposed Charter Amendment is advisable and in the best interests of our company and our stockholders and authorized and approved the proposed Charter Amendment and directed that it be considered at the Annual Meeting. Our board of directors believes the proposed Charter Amendment would better position us to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it would align the protections for our officers with those protections currently afforded to our directors.
The proposed Charter Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.
Timing and Effect of the Charter Amendment
If the proposed Charter Amendment is approved by our stockholders, it will become effective immediately upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. Other than the addition of the proposed Article XII, the remainder of the Certificate of Incorporation will remain unchanged after effectiveness of the Charter Amendment. If the proposed Charter Amendment is not approved by our stockholders, the Certificate of Incorporation will remain unchanged. In accordance with the DGCL, our board of directors may elect to abandon the proposed Charter Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Charter Amendment.
Vote Required
The approval of Proposal Two requires the affirmative vote of a majority of the voting power of the outstanding shares of our Class A common stock and Class B common stock entitled to vote thereon, voting together as a single class. Proposal Two is considered to be a “non-routine” matter, and a brokerage firm will not be able to vote on this proposal in the absence of instructions. Abstentions and broker non-votes will have the same effect as a vote “Against” Proposal Two.

Recommendation of our Board
The board of directors recommends voting “FOR” Proposal Two to approve the amendment of our Amended and Restated Certificate of Incorporation to limit the liability of certain officers as permitted by recent amendments to Delaware law.

PROPOSAL THREE:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has appointed Ernst & Young LLP (“EY”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2024. We are asking our stockholders to ratify this appointment. During the fiscal year ended December 31, 2023, EY served as our independent registered public accounting firm and EY has served as our independent registered public accounting firm since 2019.
Although ratification of the appointment of EY is not required by our Bylaws or otherwise, our Board is submitting the appointment of EY to stockholders for ratification as a matter of good corporate governance. In the event our stockholders do not ratify this appointment by a majority of the votes properly cast at the Annual Meeting, our audit committee will reconsider retaining EY. Even if the appointment is ratified, our audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the stockholders.
We expect a representative of EY will attend the Annual Meeting. That individual will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
We have adopted a policy under which our audit committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. As part of its review, our audit committee considers whether the categories of pre-approved services are consistent with rules on accountant independence prescribed by the SEC and the Public Company Accounting Oversight Board. Our audit committee pre-approved all services performed by the independent registered public accounting firm since the pre-approval policy was adopted prior to our IPO.
Audit Fees
The following table sets forth the fees billed or to be billed by EY and its affiliates for professional services rendered with respect to the fiscal years ended December 31, 2023 and 2022. All of these services were approved by our audit committee.

Fee Category	Fiscal 2023	Fiscal 2022
Audit Fees(1)	$1,379,764	$1,693,640
Audit-Related Fees(2)	—	—
Tax Fees(3)	384,085	160,088
All Other Fees(4)	—	—
Total Fees	$1,763,849	$1,853,728
_____________________
(1)    Audit Fees consist of fees for professional services provided in connection with the audit of our financial statements, reviews of our quarterly financial statements and accounting consultations billed as audit services, and services normally provided in connection with statutory and regulatory filings or engagements. This category also includes fees for services that are normally provided in connection with registration statements and other periodic filings.

(2)    Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported under “Audit Fees”.
(3)    Tax Fees consist of fees for professional services for tax compliance, tax advice and tax planning. These services include consultation on tax matters and assistance regarding federal, state and international tax compliance.
(4)    All Other Fees consist of aggregate fees billed for products and services provided by the independent registered public accounting firm other than those disclosed above, which include accounting research tools.
Vote Required
The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the votes properly cast on this proposal. Proposal Three is considered to be a “routine” matter, and a brokerage firm will be able to vote on this proposal even if it does not receive instructions. If there are any broker non-votes or abstentions, they will have no effect on this proposal.
Recommendation of our Board
The board of directors recommends voting “FOR” Proposal Three to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the Fiscal Year ending December 31, 2024.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The information contained in this audit committee report shall not be deemed to be “soliciting material,” “filed” with the SEC, subject to Regulations 14A or 14C of the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act. No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that Semrush Holdings, Inc. (“Semrush”) specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.
This report is submitted by the audit committee of the board of directors (the “Board”). The audit committee consists of the directors whose names appear below. No member of the audit committee is an officer or employee of Semrush, and the Board has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act and the applicable NYSE rules. Each member of the audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE.
The audit committee’s general role is to assist the Board in monitoring the company’s financial reporting process and related matters. The audit committee’s specific responsibilities are set forth in its charter.
The audit committee has reviewed the company’s consolidated financial statements for its fiscal year ended December 31, 2023, and met with its management team, as well as with representatives of Ernst & Young LLP (“EY”), the company’s independent registered public accounting firm, to discuss the consolidated financial statements. The audit committee also discussed with members of EY the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.
In addition, the audit committee received the written disclosures and the letter from EY required by applicable requirements of the Public Company Accounting Oversight Board and the SEC regarding the independent accountant’s communications with the audit committee concerning independence. The audit committee has discussed with EY the independence of that firm and has considered whether the provision of non-audit services was compatible with maintaining the independence of that firm.
Based on these discussions, the financial statement review, and other matters it deemed relevant, the audit committee recommended to the Board that the company’s audited consolidated financial statements for its fiscal year ended December 31, 2023, be included in its Annual Report on Form 10-K for its 2023 fiscal year for filing with the SEC.
Respectfully submitted by the members of the audit committee of the Board:
Audit Committee
Anna Baird (Chairperson)
Trynka Shineman Blake
Mark Vranesh

EXECUTIVE OFFICERS
The following table sets forth information regarding our executive officers, including their ages, as of March 15, 2024:

Name	Age	Positions and Offices Held with the Company
Oleg Shchegolev	43	Co-Founder, Chief Executive Officer, and Director
Eugene Levin	36	President
Brian Mulroy	45	Chief Financial Officer
Vitalii Obishchenko	39	Chief Operating Officer
Andrew Warden	40	Chief Marketing Officer
David Mason	48	General Counsel and Secretary
Information Concerning Executive Officers
Please refer to “Proposal One: Election of Directors” for Mr. Shchegolev’s biography.
Eugene Levin. Mr. Levin has served as our President since June 2022, and before that as our Chief Strategy and Corporate Development Officer since March 2016. Mr. Levin served as an Investment Director of Target Global from March 2016 to March 2017 and prior to that as a Partner from November 2014 to March 2016. Prior to that, he served as the Co-Founder and Head of Marketing at AggroStudios from September 2013 to November 2014. Mr. Levin also served as a Partner of Foresight Ventures and as a Senior Systems Analyst at Cloudmach Inc. Mr. Levin received his master’s degree in Information Technology from Saint Petersburg State Polytechnical University.
Brian Mulroy. Mr. Mulroy was appointed as our Chief Financial Officer in April 2023. Prior to this Mr. Mulroy served as a Senior Vice President of Finance at Microsoft since March 2022 (following its acquisition of Nuance Communications), and Senior Vice President Finance at Nuance Communications, Inc. from November 2019 through February 2022 and previously VP Financial Planning and Analysis and Corporate Finance at Nuance from March 2016 through October 2019. Mr. Mulroy received degrees in business and mathematics from Gordon College and his Juris Doctorate from Suffolk University Law School.
Vitalii Obishchenko. Mr. Obishchenko has served as our Chief Operating Officer since June 2022, and before that as our Chief Product Officer since May 2015. Prior to that he served as one of our Product Owners from July 2013 to May 2015 and as a Developer from September 2008 to June 2013. Prior to joining Semrush, Mr. Obishchenko was a developer at SEOQuake.
Andrew Warden. Mr. Warden has served as our Chief Marketing Officer since September 2021. Mr. Warden previously served as the Chief Marketing Officer at UnitedLex from November 2019 to June 2021, and prior to that he served as the Chief Marketing Officer at SoftServe from May 2017 to November 2019. Prior to that, Mr. Warden served as Global Director for GfK from March 2015 to September 2016. Mr. Warden earned his master’s degree in Public Policy and Administration from London School of Economics and Political Science.
David Mason. Mr. Mason has served as our General Counsel since October 2022. Mr. Mason previously served as General Counsel and Secretary at EverQuote, Inc. (NASDAQ: EVER) from January 2013 to October 2022. Prior to that Mr. Mason was Deputy General Counsel at Kayak Software Corporation (NYSE: KYAK) and an associate at the law firm of Bingham McCutchen LLP (now Morgan Lewis LLP). Mr. Mason received his Juris Doctorate from Boston College and his Bachelor of Business Administration from the University of Massachusetts – Amherst.

EXECUTIVE COMPENSATION
As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. The compensation provided to our named executive officers for the year ended December 31, 2023, is detailed in the Summary Compensation Table and accompanying footnotes and narrative that follow. Our named executive officers for the year ended December 31, 2023 were:
•Oleg Shchegolev, our Co-Founder, Chief Executive Officer and Director;
•Brian Mulroy, our Chief Financial Officer; and
•Vitalii Obishchenko, our Chief Operating Officer.
2023 Summary Compensation Table
The following table presents information regarding the compensation awarded to, earned by and paid to each individual who served as one of our named executive officers during the fiscal years indicated.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Oleg Shchegolev	2023	—	1,989,129	2,355,096	—	9,120	4,353,345
Co-Founder and Chief Executive Officer	2022	—	4,500,000	1,500,000	—	10,359	6,010,359
Brian Mulroy(5)	2023	284,615	2,849,997	1,249,998	280,940	13,964	4,679,514
Chief Financial Officer
Vitalii Obishchenko(6)	2023	388,516	981,267	1,140,760	357,213	4,598	2,872,354
Chief Operating Officer
_____________________
(1)The amount reflects the grant date fair value of restricted stock units and performance based restricted stock units awarded during the year presented, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions or the achievement of the performance conditions. The assumptions used in calculating the grant date fair value reported in this column are set forth in Note 15 of our consolidated financial statements included in our 2023 Annual Report. The amounts reported in this column reflect the accounting cost for these restricted stock units and performance based restricted stock units and do not correspond to the actual economic value that may be received by the named executive officer upon the vesting or settlement of the restricted stock unit awards or any sale of the underlying shares of Class A common stock. The amounts reported in this column for performance based restricted stock units represents the grant date fair value assuming probable achievement. Assuming maximum achievement, the grant date fair value of the performance based restricted stock units is $6,000,000 for Mr. Shchegolev and $2,400,000 for Mr. Obishchenko.
(2)The amount reflects the grant date fair value of a stock option award granted in the year presented, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 15 of our consolidated financial statements included in our 2023 Annual Report. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the named executive officer upon the exercise of the stock option or any sale of the underlying shares of Class A common stock.
(3)The amounts reflect the annual performance-based bonuses earned with respect to 2023 and 2022 performance. For more information on these bonuses, see the description of the annual performance bonuses under “—Annual Cash Bonuses” below.

(4)Amounts reported represent parking benefits, 401k matching, company paid life insurance premiums, and internet allowance for the years ended December 31, 2023 and 2022.
(5)Mr. Mulroy's employment with the Company commenced in April 2023. Mr. Mulroy's performance-based bonus for 2023 was prorated to take into account his partial year of employment.
(6)Amounts paid to Mr. Obishchenko have been converted from Euros to USD using the average exchange rate for 2023 of 1 Euros to 1.081 USD.
Narrative to Summary Compensation Table
Our talent and compensation committee reviews compensation annually for our executive officers. In setting executive base salaries and annual incentives and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. We target a general competitive position, based on independent third-party benchmark analytics, to inform the mix of compensation of base salary, annual incentives or long-term incentives.
Our talent and compensation committee is responsible for approving the compensation for all of our executive officers. Our talent and compensation committee typically reviews and discusses management’s proposed compensation with the Chief Executive Officer for all executive officers other than the Chief Executive Officer. Based on those discussions and its discretion, taking into account the factors noted above, the talent and compensation committee approves the compensation for the executive officers.
Our talent and compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. In 2023, the talent and compensation committee retained the services of Compensia, Inc. (“Compensia”), as its external independent compensation consultant. During 2023, Compensia did not provide services to us other than the services to our talent and compensation committee described herein. Our talent and compensation committee performs an annual assessment of its compensation consultants’ independence to determine whether the consultants are independent. Based on its evaluation, the talent and compensation committee has determined that Compensia is independent and that its work has not raised any conflicts of interest.
Base Salary
Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions, and has been established by our talent and compensation committee taking into account each individual’s role, responsibilities, skills, and expertise. Base salaries are reviewed annually, typically in connection with our annual performance review process, approved by our talent and compensation committee, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience. The annual base salaries for each of our named executive officers for fiscal 2023 are set forth in the following table:

Name	2023 Base Salary
Oleg Shchegolev(1)	$0
Brian Mulroy(2)	$400,000
Vitalii Obishchenko(3)	$375,000
_____________________
(1)Mr. Shchegolev elected not to take a base salary in 2023.
(2)Mr. Mulroy's employment with the Company commenced in April 2023. The amount presented represents his annualized base salary for 2023.
(3)Mr. Obishchenko's employment is based in Amsterdam and his 2023 salary was set at Euro 353,800. Mr. Obishchenko's actual paid US dollar based salary therefore differed from his base salary of $375,000 as a result of currency fluctuations.

Annual Cash Bonuses
For the fiscal year ended December 31, 2023, each named executive officer was eligible to earn an annual cash bonus between 0% and 200% of their base salary based on the achievement of certain corporate performance objectives related to annual recurring revenue growth and EBITDA margin, as well as the individual performance of the executive. Following a review of corporate and individual performance for the fiscal year ended December 31, 2023, the talent and compensation committee determined that the performance objectives were achieved at 96.4% and 93.4% of target, for each of Mr. Mulroy’s and Mr. Obishchenko's bonuses, respectively, and were paid at this amount. Mr. Shchegolev elected not to receive a bonus for the fiscal years ended December 31, 2023 and 2022, respectively. The actual bonuses paid to the named executive officers for fiscal 2023 are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.
Equity Compensation
We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants promote executive retention because they incentivize our executive officers to remain in our employment during the vesting period. Accordingly, our talent and compensation committee periodically reviews the equity incentive compensation of our named executive officers and may grant equity incentive awards to them from time to time. During the year ended December 31, 2023, we granted each of Mr. Shchegolev, Mr. Mulroy, and Mr. Obishchenko restricted stock units and stock options, as described in more detail in the Outstanding Equity Awards at Fiscal Year-End table below.
401(k) Plan
We maintain a tax-qualified retirement plan that provides all regular U.S. employees with an opportunity to save for retirement on a tax-advantaged basis. Under our 401(k) plan, participants may elect to defer a portion of their compensation on a pre- or post-tax basis and have it contributed to the plan subject to applicable annual limits under the Internal Revenue Code of 1986, as amended. Pre- and post-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employee elective deferrals are 100% vested at all times. As a U.S. tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan and all contributions are deductible by us when made. We provide a matching contribution of 50% of employee contributions on the first 3% of eligible compensation and 50% of employee contributions for the next 2% of eligible compensation, up to the IRS annual contribution limits.
Nonqualified Deferred Compensation
Our named executive officers did not participate in, or earn any benefits under, a nonqualified deferred compensation plan sponsored by us during the year ended December 31, 2023.
Other Benefits
Our named executive officers are eligible to participate in our employee benefit plans on the same basis as our other employees, including our health and welfare plans.
Outstanding Equity Awards at Fiscal Year-End
The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2023.

Name	Grant Date (1)	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(2)
Oleg Shchegolev	4/1/2022 (3)	99,267	139,586	$11.96	4/1/2032
	4/1/2022 (4)					78,386	$1,070,753
	4/1/2022 (5)							250,836	$3,426,420
	4/1/2023 (3)	—	477,707	$7.93	4/1/2033
	4/1/2023 (4)					250,836	$3,426,420

Brian Mulroy	4/10/2023 (3)	—	222,816	$9.26	4/10/2033
	4/10/2023 (4)					134,989	$1,843,950
	4/10/2023 (6)					172,786	$2,360,257

Vitalii Obishchenko	9/24/2020 (7)	60,000	—	$1.86	9/24/2030
	4/1/2021 (3)	52,366	26,498	$12.78	4/1/2031
	4/1/2021 (4)					14,671	$200,406
	4/1/2022 (3)	39,707	55,834	$11.96	4/1/2032
	4/1/2022 (4)					31,354	$428,296
	4/1/2022 (5)							100,334	$1,370,562
	4/1/2023 (3)	—	191,082	9.78	4/1/2033
	4/1/2023 (4)					100,334	$1,370,562
_____________________
(1)Each of the outstanding equity awards in the table above that was granted prior to our initial public offering was granted pursuant to our Amended and Restated 2019 Stock Option and Grant Plan (the “2019 Plan”) and each of the outstanding equity awards in the table above that was granted upon or following our initial public offering was granted under out 2021 Stock Option and Incentive Plan (the “2021 Plan”).
(2)Represents the fair market value of the unvested shares of our Class A common stock as of December 31, 2023 based upon the closing market price of our Class A common stock on December 29, 2023 (the last trading day of fiscal 2023) of $13.66.
(3)The shares underlying this option vest as follows: 25% of the shares vest on the first anniversary of the grant date and the remaining 75% vest in installments of 2.07% of the shares each month thereafter through the thirty-fifth (35th) month and 2.5% of the shares on the thirty-sixth (36th) month, subject to the named executive officer’s continued service with us through the applicable vesting date. With respect to these awards, in the case of a sale event in which outstanding awards are assumed, continued, or substituted by a successor entity, and the award holder’s employment or service relationship with us terminates, such holder’s awards will vest in full as of the date of termination if such termination occurs (i) within 12 months after such sale event or change of control or 3 months prior to such event and (ii) such termination is by us without “cause” (as defined in the 2021 Plan) or by such holder for “good reason” (as defined in the applicable award agreement). In the event the award is not assumed, continued or substituted by a successor entity in connection with a sale event, the award will vest in full as of the sale event.

(4)This restricted stock unit awards vests as follows: 25% of the restricted stock units vest on the first anniversary of the grant date, and the remainder vest in quarterly installments over a 36-month period thereafter, starting on the first day of the third month following the first anniversary of the grant date, at a rate of 6.25% of such restricted stock units each quarter, subject to the named executive officer’s continued service with us through the applicable vesting date. With respect to these awards, in the case of a sale event in which outstanding awards are assumed, continued, or substituted by a successor entity, and the award holder’s employment or service relationship with us terminates, such holder’s awards will vest in full as of the date of termination if such termination occurs (i) within 12 months after such sale event or change of control or 3 months prior to such event and (ii) such termination is by us without “cause” (as defined in the 2021 Plan) or by such holder for “good reason” (as defined in the applicable award agreement). In the event the award is not assumed, continued or substituted by a successor entity in connection with a sale event, the award will vest in full as of the sale event.
(5)These performance-based restricted stock units, representing the right to receive an equal number of shares of our Class A common stock, are scheduled to vest as of the date the 2021 Plan administrator determines the vesting conditions have been met. The vesting conditions consist of (i) continued service with us through the vesting date and (ii) the achievement of certain financial metrics with respect to our financial performance for fiscal year 2025.
(6)This restricted stock unit award vests as follows: 100% of the restricted stock units will vest on the first anniversary of the vesting commencement date. With respect to these awards, in the case of a sale event in which outstanding awards are assumed, continued, or substituted by a successor entity, and the award holder’s employment or service relationship with us terminates, such holder’s awards will vest in full as of the date of termination if such termination occurs (i) within 12 months after such sale event or change of control or 3 months prior to such event and (ii) such termination is by us without “cause” (as defined in the 2021 Plan) or by such holder for “good reason” (as defined in the applicable award agreement). In the event the award is not assumed, continued or substituted by a successor entity in connection with a sale event, the award will vest in full as of the sale event.
(7)The shares underlying this option vest as follows: 20% of the shares vest each month on the monthly anniversary of the Vesting Commencement Date for 5 months.
Potential Payments upon Termination or Change in Control
Under our 2021 Plan, our board of directors or talent and compensation committee as administrators, may provide that outstanding awards become vested and exercisable, in connection with a “sale event” (as defined in the 2021 Plan). The equity awards received by Mr. Shchegolev, Mr. Mulroy, and Mr. Obishchenko include a “double-trigger” vesting acceleration provision in the event of a sale event of the company. With respect to these awards that provide for time-based vesting, in the case of a sale event in which outstanding awards are assumed, continued, or substituted by a successor entity, and the award holder’s employment or service relationship with us terminates, such holder’s awards will vest in full as of the date of termination if such termination occurs (i) within 12 months after such sale event or change of control or 3 months prior to such event and (ii) such termination is by us without “cause” (as defined in the 2021 Plan) or by such holder for “good reason” (as defined in the applicable award agreement). In the event the equity awards described above are not assumed, continued or substituted upon a sale event, then such the equity awards shall become fully vested and exercisable upon the sale event. With respect to our named executive officers, there are no unvested equity awards outstanding under our 2019 Plan.
As discussed below in “— Employment Offer Letters and Agreements,” we have also agreed to provide certain severance benefits to each of Oleg Shchegolev, Brian Mulroy and Vitalii Obishchenko in the event his employment with us is terminated without cause or he resigns for good reason.
Employment Offer Letters and Agreements
Pursuant to the employment agreements with each of Oleg Shchegolev and Brian Mulroy, if such officer resigns for “good reason” or we terminate his employment without “cause” (each as defined in the employment agreement), then the officer will be eligible to receive the following severance benefits (less applicable withholdings): (1) severance pay equal to 100% of the officer’s then-current base salary for a period of twelve months and six months, with respect to Mr. Shchegolev and Mr. Mulroy, respectively, paid in installments; and (2) reimbursement of

COBRA premiums for the officer and his eligible dependents from the last day of employment until the earlier of: (i) twelve months and six months, with respect to Mr. Shchegolev and Mr. Mulroy, respectively, or (ii) the time the officer accepts employment with another employer that provides comparable benefits.

Alternatively, if the officer resigns for good reason or his employment is terminated without cause by us or a successor, in either case within three months prior to or within 12 months following a “sale event” (as defined in the employment agreement), the officer will be eligible to receive the following severance benefits (less applicable withholdings): (1) severance pay equal to 150% and 100%, with respect to Mr. Shchegolev and Mr. Mulroy, respectively, of the officer’s then-current base salary for a period of 12 months, paid in a single lump sum within 60 days following the officer’s last day of employment; (2) a bonus calculated at 100% achievement of all company and individual performance objectives, paid in a single lump sum within 60 days following the officer’s last day of employment; and (3) reimbursement of COBRA premiums for the officer and his or her eligible dependents from the last day of employment until the earlier of: (i) 18 months and 12 months, with respect to Mr. Shchegolev and Mr. Mulroy, respectively, or (ii) the time the officer accepts employment with another employer that provides comparable benefits. In addition, 100% of the shares subject to the equity awards granted to the officer that are subject to time-based vesting will vest and become exercisable.
As a condition to receiving the severance benefits above, the officer (or a representative of his or her estate) must sign and not revoke a general release agreement in a form reasonably acceptable to the Company.
Mr. Obishchenko’s employment with us is subject to an employment agreement governed by the Dutch Civil Code in the Netherlands. Under the terms of his employment agreement, except in certain circumstances provided for under the Dutch Civil Code, upon termination, Mr. Obishchenko shall be entitled to a separation payment equal to six months’ salary. Alternatively, if Mr. Obishchenko’s termination is a direct result of a “sale event” (as defined in the employment agreement), up to our sole discretion, Mr. Obishchenko will be eligible to receive severance pay equal to 100% of the officer’s then-current base salary for a period of 12 months. In addition, 100% of the shares subject to the equity awards granted to the officer that are subject to time-based vesting will vest and become exercisable.

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes our equity compensation plan information as of December 31, 2023. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the column second from the left)
Equity compensation plans approved by securityholders(1)	10,824,538(2)	$7.02(3)	8,420,926(4)
Equity compensation plans not approved by securityholders	—	—	—
Total	10,824,538	$7.02	8,420,926
____________________

(1)Includes the 2019 Plan, the 2021 Plan, and the 2021 Employee Stock Purchase Plan (the “ESPP”).
(2)Includes shares subject to options and restricted stock units that were outstanding as of December 31, 2023 that were issued under the 2019 Plan and the 2021 Plan.
(3)Restricted stock units, which do not have an exercise price, are excluded in the calculation of weighted-average exercise price.
(4)As of December 31, 2023, 8,420,926 shares of Class A common stock were available for issuance under the 2021 Plan and 2,897,032 shares of Class A common stock were available for issuance under the ESPP. The 2021 Plan provides that on the first day of each year beginning on January 1, 2022, the number of shares of Class A common stock available for issuance thereunder is automatically increased by a number equal to 5% of the outstanding shares of our Class A common stock and Class B common stock as of the last day of our immediately preceding fiscal year or such other lesser amount as the administrator of the 2021 Plan may determine. The ESPP provides that on the first day of each year beginning on January 1, 2022 and ending on January 1, 2031, the number of shares of Class A common stock available for issuance thereunder is automatically increased by the least of (i) 3,000,667 shares of Class A common stock, (ii) a number equal to 1% of the outstanding shares of our Class A common stock and Class B common stock as of the last day of our immediately preceding fiscal year or (iii) such other lesser amount as the administrator of the ESPP may determine. In fiscal year 2023, the Board determined to permanently pause the ESPP and as such no shares were added to the ESPP for fiscal year 2024. With respect to the 2021 Plan for fiscal year 2024, the number of shares of Class A common stock available for issuance under the 2021 Plan increased by 7,205,560 shares.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of February 29, 2024, for:
1.each of our named executive officers for fiscal 2023;
2.each of our directors;
3.all of our current directors and executive officers as a group; and
4.each person known by us to be the beneficial owner of more than 5% of our Class A common stock or Class B common stock.
We have determined beneficial ownership in accordance with SEC rules, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.
We have based percentage ownership of our capital stock on 121,084,403 shares of our Class A common stock and 23,482,057 shares of our Class B common stock outstanding on February 29, 2024. We have deemed shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of February 29, 2024, to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person and we have deemed shares of our capital stock subject to RSUs for which the service condition has been satisfied or would be satisfied within 60 days of February 29, 2024 to be outstanding and to be beneficially owned by the person holding the RSUs for the purpose of computing the percentage ownership of that person. However, we did not deem these shares subject to stock options or RSUs outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Semrush Holdings, Inc., 800 Boylston Street, Suite 2475, Boston, MA 02199.

	Shares Beneficially Owned
	Class A		Class B		Total Voting %†
Name	Shares	%	Shares	%
5% Stockholders:
Entities affiliated with Greycroft Growth II, L.P.(1)	10,483,900	8.7%	0	*	2.9%
Entities affiliated with Siguler Guff & Company, LP(2)	16,256,100	13.4%	0	*	4.6%
Cat Rock Capital Management, LP(3)	8,596,358	7.1%	0	*	2.4%
Eugene Levin(4)	258,342	*	1,794,827	7.5%	5.0%
Named Executive Officers and Directors:
Oleg Shchegolev(5)	38,695,865	31.9%	14,073,461	59.9%	50.4%
Steven Aldrich	13,707	*	0	*	*
Anna Baird	11,342	*	0	*	*
Dmitry Melnikov(6)	19,635,402	16.2%	7,387,995	31.5%	26.3%
Dylan Pearce(7)	3,418	*	0	*	*
Trynka Shineman Blake(8)	16,805	*	60,000	*	*
Mark Vranesh(9)	102,605	*	170,700	*	*
William Wagner	11,098	*	0	*	*
Brian Mulroy(10)	262,237	*	0	*	*
Vitalii Obishchenko(11)	776,866	*	60,000	*	*
All executive officers and directors as a group (13 persons)(12)	60,051,580	49.1%	23,546,983	96.7%	80.8%

_____________________
* Represents less than one percent (1%).
†Represents the voting power with respect to all shares of our Class A common stock and Class B common stock, voting together as a single class. The holders of our Class B common stock are entitled to ten votes per share, and holders of our Class A common stock are entitled to one vote per share.
(1)    Beneficial ownership information is based on information contained in the Schedule 13G/A filed with the SEC on February 13, 2023 by Greycroft Growth II, L.P. (“GCG II”) and Greycroft Growth II, LLC (“GCG II GP”). The shares consist of 10,483,900 shares of Class A common stock held by GCG II. GCG II GP is the general partner of GCG II. The directors of GCG II GP are Dana Settle, Ian Sigalow, and Mark Terbeek. As such, each of GCG II GP, Dana Settle, Ian Sigalow, and Mark Terbeek may be deemed to beneficially own and have voting, investment, and dispositive power with respect to the shares held by GCG II. The address of each of GCG II, GCG II GP, Dana Settle, Ian Sigalow, and Mark Terbeek is 292 Madison Ave., Fl. 8, New York, NY 10017.
(2)    The shares consist of (i) 8,983,521 shares of Class A common stock held by SEMR Holdings Limited, a private limited liability company by shares incorporated in Cyprus, whose sole investment is the holding of shares in the Company, the entire issued capital of which is held by entities affiliated with Siguler Guff & Company, LP, (ii) 5,371,650 shares of Class A common stock held by Siguler Guff New Jersey Developing Markets Fund, LP, a Delaware limited partnership (“SGNJ”) and (iii) 1,900,929 shares of Class A common stock held by Siguler Guff Emerging Markets Opportunities Fund, LP, a Delaware limited partnership (“SGEM”, and together with SGNJ, the “SG Funds”). The directors of SEMR Holdings Limited are Joshua Posner, A.T.S. Directors Ltd., and A.T.S. Managers Ltd. The directors of A.T.S. Directors Ltd are Eftychia Spyrou and Stefani Orfanidou, and the directors of A.T.S. Managers Ltd are Nina Iosif and Artemis Orfanidou Kleanthous. Accordingly, Joshua Posner, Eftychia Spyrou, and Stefani Orfanidou on behalf of A.T.S. Directors Limited, Nina Iosif and Artemis Orfanidou Kleanthous on behalf of A.T.S. Managers Limited may be deemed to hold voting and dispositive power over the shares held by SEMR Holdings Limited. The general partner of SGNJ is Siguler Guff NJDM GP, LLC (“SG NJDM GP”). The general partner of SGEM is Siguler Guff EMOF GP, LLC (“SG EMOF GP” and, together with SG NJDM GP, the “SG GP Entities”). The SG GP Entities are each wholly owned by Siguler Guff Capital, LP. The directors of Siguler Guff Capital, LP are George Siguler, Andrew Guff and Kenneth Burns. Accordingly, George Siguler, Andrew Guff and Kenneth Burns may be deemed to hold voting and dispositive power over the shares held by the SG Funds. The registered address of SEMR Holdings Limited is 2-4 Arch. Makarios III Avenue, 9th Floor, Capital Centre, Nicosia, P.C. 1065, Cyprus. The registered address of the SG Funds is c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808.
(3)    Beneficial ownership information is based on information contained in the Schedule 13G filed with the SEC on February 14, 2024 by Cat Rock Capital Management, LP and Alexander Captain. The shares consist of 8,596,358 shares of Class A common stock held by Cat Rock Capital Management LP, a Delaware limited partnership. Alexander Captain is the Chief Executive Officer, portfolio manager and limited partner of Cat Rock Capital Management, LP. Accordingly, Alexander Captain may be deemed to hold voting and dispositive power over the shares held by Cat Rock Capital Management, LP. The registered address of Cat Rock Capital Management, LP and Alexander Captain is 8 Sound Shore Drive, Suite 250, Greenwich, CT, 06830.
(4)    Consists of 134,733 shares of Class A common stock held by Mr. Levin, and 28,220 shares of Class A common stock subject to RSUs and 95,389 shares of Class A common stock subject to options, in each case that will vest or become exercisable within 60 days of February 29, 2024, and 1,210,800 shares of Class B common stock, and 584,027 shares of Class B common stock subject to options that will become exercisable within 60 days of February 29, 2024.
(5)    Consists of (i) 3,776,608 shares of Class A common stock, 238,471 shares of Class A common stock subject to outstanding options that will become exercisable within 60 days of February 29, 2024, and 70,548 shares of Class A common stock subject to outstanding RSUs that will vest within 60 days of February 29, 2024 and 3,991,046 shares of Class B common stock, in each case that are held by Mr. Shchegolev individually, (ii) 3,092,714 shares of Class A common stock held by Shchegolev Holdings, LLC (the “Shchegolev LLC”), (iii) 27,662,150 shares of Class A common stock and 10,082,415 shares of

Class B common stock held by The Oleg Shchegolev Irrevocable Non-Exempt Trust of 2020 (the “Shchegolev Non-Exempt Trust”), and (iv) 3,855,374 shares of Class A common stock held by The Oleg Shchegolev Grantor Retained Annuity Trust II (the “Shchegolev GRAT II”). Michael A. Bass is the sole Manager, and the Oleg Shchegolev Irrevocable GST Trust of 2020 (the “GST Trust” and together with the Shchegolev GRAT II, the Shchegolev LLC and the Shchegolev Non Exempt Trust, the “Shchegolev Trusts”) is the sole Member, of the Shchegolev LLC. IQ EQ Trust Company LLC is the trustee of the GST Trust. The Shchegolev Trusts are established for the benefit of certain members of Mr. Shchegolev’s family. Mr. Shchegolev may be deemed to have beneficial ownership of the shares held by the Shchegolev Trusts.
(6)    Consists of (i) 2,916,732 shares of Class A common stock, 59,521 shares of Class A common stock subject to outstanding options that will become exercisable within 60 days of February 29, 2024, and 3,920 shares of Class A common stock subject to outstanding RSUs that will vest within 60 days of February 29, 2024, in each case that are held by Mr. Melnikov individually, (ii) 5,924,595 shares of Class A common stock held by Min Choron LLC (the “Melnikov LLC”), (iii) 9,383,659 shares of Class A common stock and 7,387,995 shares of Class B common stock held by The Melnikov Family GRAT Remainder Trust (the “Melnikov Remainder Trust”), and (iv) 1,346,975 shares of Class A common stock held by The Dmitry Melnikov Grantor Retained Annuity Trust – Three (the “Melnikov GRAT Three”). Dmitry Kunitsa is the sole Manager, and The Melnikov Family Dynasty Trust (the “Dynasty Trust” and together with the Melnikov GRAT Three, the Melnikov LLC and the Melnikov Remainder Trust, the “Melnikov Trusts”) is the sole Member, of the Melnikov LLC. IQ EQ Trust Company, US, LLC is the current trustee of the Dynasty Trust and the other Melnikov Trusts. The Melnikov Trusts are established for the benefit of certain members of Mr. Melnikov’s family and Mr. Melnikov’s spouse, Elena Melnikova, is the trust advisor. The trust advisor directs the trustee as to how to vote and/or dispose of the assets in trust. Mr. Melnikov may be deemed to have beneficial ownership of the shares held by the Melnikov Trusts.
(7)    Consists of 3,418 shares of Class A common stock held by Mr. Pearce.
(8)    Consists of (i) 16,805 shares of Class A common stock held by Ms. Shineman Blake and (ii) 60,000 shares of Class B common stock subject to outstanding options held by Ms. Shineman Blake that will become exercisable within 60 days of February 29, 2024.
(9)    Consists of (i) 102,605 shares of Class A common stock held by Mr. Vranesh and (ii) 170,700 shares of Class B common stock subject to outstanding options held by Mr. Vranesh that will become exercisable within 60 days of February 29, 2024.
(10)    Consists of 206,533 shares of Class A common stock subject to RSUs and 55,704 shares of Class A common stock subject to options held by Mr. Mulroy, in each case that will vest or become exercisable within 60 days of February 29, 2024.
(11)    Consists of 591,916 shares of Class A common stock held by Mr. Obishchenko, and 30,665 shares of Class A common stock subject to RSUs and 214,285 shares of Class A common stock subject to options, in each case that will vest or become exercisable within 60 days of February 29, 2024.
(12)    Consists of 58,890,892 shares of Class A common stock, 22,672,256 shares of Class B common stock, and 793,851 shares of Class A common stock subject to options and 366,837 shares of Class A common stock subject to RSUs that will vest or become exercisable within 60 days of February 29, 2024 and 874,727 shares of Class B common stock subject to options that will become exercisable within 60 days of February 29, 2024 beneficially owned by directors, nominees, and current executive officers.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the compensation arrangements discussed in the section titled “Executive Compensation”, the following is a description of each transaction since January 1, 2023 and each currently proposed transaction in which:
1.Semrush was or will be a participant;
2.the amount involved exceeded or exceeds $120,000; and
3.any of our directors, executive officers, or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.
Investors’ Rights Agreement
We are party to an investors’ rights agreement containing registration rights with certain holders of our capital stock. The investors’ rights agreement provides, among other things, that certain holders of our capital stock have the right to request that we file a registration statement, and/or request that their shares be covered by a registration statement that we are otherwise filing, subject to certain exceptions.
Director and Executive Officer Compensation
See the sections titled “Executive Compensation” and “Director Compensation” for information regarding compensation of our directors and named executive officers.
Limitation of Liability and Indemnification of Officers and Directors
Our amended and restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:
•any breach of their duty of loyalty to our company or our stockholders;
•any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or
•any transaction from which they derived an improper personal benefit.
If Proposal Two (approval of the amendment to our amended and restated certificate of incorporation to reflect new Delaware law provisions regarding the limitation of liability of certain officers in limited circumstances) is approved by the requisite stockholders at the Annual Meeting, then our amended and restated certificate of incorporation will also provide that the liability of certain of our officers for monetary damages for breach of fiduciary duty as an officer shall be eliminated to the fullest extent permitted under applicable law.
Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors or officers of corporations, then the personal liability of our directors or officers will be further limited to the greatest extent permitted by the Delaware General Corporation Law.
In addition our third amended and restated bylaws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our third amended and restated bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our third amended and restated bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to limited exceptions.
Further, we have entered into indemnification agreements with each of our directors and executive officers that may be broader than the specific indemnification provisions contained in the Delaware General Corporation Law. These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses incurred by the directors and executive officers in investigating or defending any such action, suit, or proceeding. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.
The limitation of liability and indemnification provisions that are included in our amended and restated certificate of incorporation, third amended and restated bylaws, and in indemnification agreements that we enter into with our directors and executive officers may discourage stockholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and executive officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be harmed to the extent that we pay the costs of settlement and damage awards against directors and executive officers as required by these indemnification provisions. At present, we are not aware of any pending litigation or proceeding involving any person who is or was one of our directors, officers, employees or other agents or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.
We maintain insurance policies under which, subject to the limitations of the policies, coverage is provided to our directors and executive officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director or executive officer, including claims relating to public securities matters, and to us with respect to payments that may be made by us to these directors and executive officers pursuant to our indemnification obligations or otherwise as a matter of law.
Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our Board.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Policies and Procedures for Related Party Transactions
Our audit committee charter and formal written policy regarding related party transactions provide that the audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members. In determining whether to approve or ratify any such transaction, our audit committee will take into account, among other factors it deems appropriate, (i) whether the transaction is on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances and (ii) the extent of the related party’s interest in the transaction.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all such reports.
To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that for fiscal 2023, all required reports were filed on a timely basis under Section 16(a), with the exception of the following: each of Mr. Shchegolev, Mr. Aldrich, Mr. Levin and Ms. Baird had two late Form 4 filings related to two transactions; and Mr. Wagner had one late Form 4 filing related to two transactions.

ADDITIONAL INFORMATION
Stockholders Sharing the Same Address
The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of proxy materials, or, where applicable, a Notice of Internet Availability of Proxy Materials, to households at which two or more stockholders reside. Each stockholder, however, still receives a separate proxy card if he or she receives paper copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other nominee and have consented to householding will receive only one copy of our proxy statement and annual report or Notice of Internet Availability of Proxy Materials. If you would like to opt out of this practice for future mailings and receive a separate proxy statement and annual report or Notice of Internet Availability of Proxy Materials for each stockholder sharing the same address, please contact your broker, bank or other nominee. You may also obtain a separate proxy statement or annual report or Notice of Internet Availability of Proxy Materials without charge by sending a written request to Semrush Holdings, Inc., 800 Boylston Street, Suite 2475, Boston, MA 02199 or by emailing a request to ir@semrush.com. We will promptly send additional copies of the proxy statement or annual report or Notice of Internet Availability of Proxy Materials upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of the proxy statement or annual report or Notice of Internet Availability of Proxy Materials can request delivery of a single copy of the proxy statement or annual report or Notice of Internet Availability of Proxy Materials by contacting their broker, bank or other nominee or sending a written request to Semrush Holdings, Inc. at the address above or by emailing a request to ir@semrush.com.
2023 Annual Report and SEC Filings
Our financial statements for the year ended December 31, 2023 are included in our 2023 Annual Report, which we will make available to stockholders at the same time as this Proxy Statement. Our 2023 Annual Report and this Proxy Statement are posted on our website at investors.semrush.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our 2023 Annual Report without charge by sending a written request to Investor Relations, Semrush Holdings, Inc., 800 Boylston Street, Suite 2475, Boston, MA 02199.
*   *   *
Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
THE BOARD OF DIRECTORS
Boston, Massachusetts
April 18, 2024

SEMRUSH

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 5, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SEMR2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 5, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V40458-P06262 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SEMRUSH HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Oleg Shchegolev
02) Mark Vranesh

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof may be voted on by the proxy holders in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com

V40459-P06262

Semrush Holdings, Inc.
Annual Meeting of Shareholders
June 6, 2024 10:00 AM ET
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Oleg Shchegolev, Brian Mulroy and David Mason, and each or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Semrush Holdings, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m., Eastern Time on Thursday, June 6, 2024, virtually at www.virtualshareholdermeeting.com/SEMR2024, and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND "FOR" THE APPROVAL OF PROPOSALS 2 AND 3. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side